UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2023

QUANTUM-SI INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	001-39486	85-1388175
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29 Business Park Drive
Branford, Connecticut	06405
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (866) 688-7374

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	QSI	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	QSIAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Separation Agreement

On June 1, 2023, in connection with the previously disclosed executive transition of Claudia Drayton, Quantum-Si Incorporated’s (the “Company”) former Chief Financial Officer and Treasurer, the Company entered into a Separation Agreement (the “Separation Agreement”) with Ms. Drayton. Ms. Drayton stepped down as Chief Financial Officer and Treasurer of the Company on May 12, 2023 and currently serves as a senior advisor to the Company. Pursuant to the Separation Agreement, Ms. Drayton’s employment with the Company will terminate as of June 30, 2023 (the “Separation Date”). The Separation Agreement provides, among other things, that (i) the Company will pay Ms. Drayton separation pay equal to $300,000; (ii) if Ms. Drayton enrolls in COBRA coverage, the Company will pay the employer portion of Ms. Drayton’s COBRA health insurance for the lesser of the period ending March 31, 2024 and the month in which Ms. Drayton becomes eligible to participate in a subsequent employer’s COBRA benefits; and (iii) 229,037 stock options and 47,852 restricted stock units previously awarded to Ms. Drayton will be vested and all her remaining options and restricted share units will be forfeited as of the Separation Date. The Separation Agreement also includes a release and waiver by Ms. Drayton and other customary provisions.

The foregoing description of the Separation Agreement is not complete and is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Separation Agreement, dated as of June 1, 2023, by and between Quantum-Si Incorporated and Claudia Drayton.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM-SI INCORPORATED

		By:	/s/ Christian LaPointe, Ph.D.
		Name:	Christian LaPointe, Ph.D.
		Title:	General Counsel

Date:	June 7, 2023